                                                                      Exhibit 21

                                  SUBSIDIARIES

      The following is a list of all direct and indirect subsidiaries of the Company and their jurisdictions of incorporation as of October 31, 2004. The name of each indirect subsidiary is indented under the name of its parent company.


                                                                                            JURISDICTION OF
     STEWART ENTERPRISES, INC.                                                               INCORPORATION
     -------------------------                                                               -------------
Acme Mausoleum Corporation                                                                        LA
Cemetery Management, Inc.                                                                         FL
     Arlington Memorial Park Cemetery and Funeral Home, Inc.                                      FL
     Baldwin-Fairchild Funeral Homes, Inc.                                                        FL
          All Faiths Memorial Park, Inc.                                                          FL
          The Simplicity Plan, Inc.                                                               FL
     Bay Area Crematory, Inc.                                                                     FL
     Beth David Memorial Chapel, Inc.                                                             FL
     Bruce Ocala Funeral Home, Inc.                                                               FL
     Chapel Hill Cemetery, Inc.                                                                   FL
          Glen Haven Memorial Park, Inc.                                                          FL
                Highland Memory Gardens, Inc.                                                     FL
          Semoran Funeral Home, Inc.                                                              FL
     Cheatham Hill Memorial Park, Inc.                                                            GA
     David C. Gross Funeral Home, Inc.                                                            FL
     Empresas Stewart - Cementerios, Inc.                                                         LA
     Empresas Stewart - Funerarias, Inc.                                                          LA
     Florida Hills Memorial Gardens, Inc.                                                         FL
     Garden of Memories, Inc.                                                                     FL
          A.P. Boza Funeral Home, Inc.                                                            FL
          Curry and Son Funeral Home, Inc.                                                        FL
          Woodlawn Memory Gardens, Inc.                                                           FL
     Good Shepherd Memorial Gardens, Inc.                                                         FL
     Hubbell Funeral Home and Crematory, Inc.                                                     FL
     Kent R. Palmer, Inc.                                                                         FL
     Kicliter Funeral Home, Inc.                                                                  FL
     Madcem of Florida, Inc.                                                                      FL
     Memorial Park Cemetery, Inc.                                                                 FL
     Oaklawn Park Cemetery and Funeral Home, Inc.                                                 FL
     Roberts Funeral Home, Inc.                                                                   FL
     Royal Palm Memorial Gardens, Inc.                                                            FL
     Sylvan Abbey Memorial Park, Inc.                                                             FL
     Trinity Memorial Gardens of Lakeland, Inc.                                                   FL
     Turner Crematory, Inc.                                                                       FL
     Turner Funeral Homes, Inc.                                                                   FL
     Walsh & Wood Funeral Home, Inc.                                                              FL
     Woodlawn Park Cemetery Company                                                               FL
          Memorial Sunset Park, Inc.                                                              FL
          South Dade-Palms Memorial Park, Inc.                                                    FL
Victor V. Desrosier, Inc.                                                                         CA

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

Dilday Brothers Huntington Valley Mortuary                                                        CA
Eastlawn Corporation                                                                              GA
Griffin Leggett, Inc.                                                                             AR
     Forest Hills Cemetery, Inc.                                                                  AR
     Griffin Leggett Healey & Roth, Inc.                                                          AR
     Griffin Leggett Insurance Agency, Inc.                                                       AR
     Gross Funeral Home, Inc.                                                                     AR
     Rest Hills Memorial Park, Inc.                                                               AR
Griffin Leggett-Conway, Inc.                                                                      AR
Holly Hill Memorial Park, Inc.                                                                    GA
Hopson Mortuary, Inc.                                                                             CA
Investors Trust, Inc.                                                                             TX
Lake Lawn Metairie Funeral Home (Joint Venture)                                                   LA
Lake Lawn Park, Inc.                                                                              LA
Lakewood Memorial Park, Inc.                                                                      MS
Lassila Funeral Chapels, Inc.                                                                     CA
Memorial Services of Columbia, Inc.                                                               MO
     Lincoln Memorial Mortuary, Inc.                                                              NE
     The Lincoln Memorial Park Cemetery Association                                               NE
     Memorial Funeral Home, Inc.                                                                  MO
Montlawn Memorial Park, Inc.                                                                      NC
The Nashville Historic Cemetery Association, Inc.                                                 TN
Pasadena Funeral Home, Inc.                                                                       TX
Restland Funeral Home, Inc.                                                                       TX
     Anderson-Clayton Bros. Funeral Homes, Inc.                                                   TX
          Little Bethel Memorial Park, Inc.                                                       TX
          Roselawn Memorial Gardens, Inc.                                                         TX
     Belew Funeral Home, Inc.                                                                     TX
     Bluebonnet Hills Memorial Park, Inc.                                                         TX
          Bluebonnet Hills Funeral Home, Inc.                                                     TX
     Bright-Holland Funeral Home, Inc.                                                            TX
     Crespo & Sons, Incorporated                                                                  TX
     Emerald Hills Funeral Corporation                                                            TX
     J.E. Foust & Son Funeral Directors, Inc.                                                     TX
     Guardian Cremation Society, Inc.                                                             TX
     Guardian Funeral Home, Inc.                                                                  TX
     Hilltop Memorial Park                                                                        TX
     Laurel Land Memorial Park, Inc.                                                              TX
          Laurel Land Funeral Home, Inc.                                                          TX
          Singing Hills Funeral Home, Inc.                                                        TX
     Laurel Land of Fort Worth, Inc.                                                              TX
          Laurel Land Funeral Home of Fort Worth, Inc.                                            TX
     Lyons Funeral Home, Inc.                                                                     TX
     Metrocrest Funeral Home, Inc.                                                                TX
     Restland of Dallas, Inc.                                                                     TX
          Abbey Plan of Texas, Inc.                                                               TX
          Highland Memorial Gardens, Inc.                                                         TX
     Simplicity Plan of Texas, Inc.                                                               TX
     Southpark Funeral Home, Inc.                                                                 TX
          South Memorial Park, Inc.                                                               TX
Rose Haven Funeral Home & Cemetery, Inc.                                                          GA
Santa Barbara Funeral Services, Inc.                                                              CA


S.E. Acquisition of California, Inc.                                                              CA
     All Souls Mortuary, Inc.                                                                     CA
     Ashes to Ashes, Inc.                                                                         CA
     Assumption Mortuary, Inc.                                                                    CA
     Barstow Funeral Homes, Inc.                                                                  CA
     Buchheim Family, Inc.                                                                        CA
     Calvary Mortuary of Los Angeles, California, Inc.                                            CA
     Catholic Mortuary Services, Inc.                                                             CA
     N.D. Davis & Associates, Inc.                                                                CA
     DeYoung Memorial Chapel, Inc.                                                                CA
     Holy Cross Mortuary of Culver City, California, Inc.                                         CA
     Holy Cross Mortuary of Pomona, California, Inc.                                              CA
     Lombard & Co.                                                                                CA
     Queen of Heaven Mortuary, Inc.                                                               CA
     Resurrection Mortuary, Inc.                                                                  CA
     River Cities Funeral Chapel, Inc.                                                            CA
     San Fernando Mission Mortuary, Inc.                                                          CA
     Santa Clara Mortuary, Inc.                                                                   CA
     Scovern Mortuary, A California Corporation                                                   CA
     SDCA Holdings, Inc.                                                                          CA
          San Diego Cemetery Association                                                          CA
     S.E. Acquisition of Delano, California, Inc.                                                 CA
     S.E. Acquisition of Glendale, California, Inc.                                               CA
     S.E. Acquisition of Lancaster, California, Inc.                                              CA
     S.E. Acquisition of Los Osos Mortuary and Memorial Park, Inc.                                CA
     S.E. Acquisition of Oakhurst, California, Inc.                                               CA
     S.E. Acquisition of Oroville, California, Inc.                                               CA
     Sentinel Cremation Societies, Inc.                                                           DE
     Simplicity Plan of California, Inc.                                                          CA
     Stewart Pre-Need Services, Inc.                                                              CA
     Stricklin/Snively Mortuary                                                                   CA
          Catalina Channel Cremation Society                                                      CA
     Wallace E. White & Howard J. Callanan, Inc.                                                  CA
S.E. Acquisition of Nevada, Inc.                                                                  NV
     Neptune Society of Nevada, Inc.                                                              NV
     S.E. Acquisition of Reno, Nevada, Inc.                                                       NV
          Reno Memorial, Inc.                                                                     NV
S.E. Acquisition of Oregon, Inc.                                                                  OR
     Amling/Schroeder Funeral Service, Inc.                                                       OR
     Cascade Crematory, Inc.                                                                      OR
     Chapel of the Roses, Inc.                                                                    OR
     Chapel of the Valley Funeral Home, Inc.                                                      OR
     Dutton, Inc.                                                                                 OR
     J. P. Finley & Son Mortuary, Inc.                                                            OR
          Sunset Hills Memorial Park                                                              OR
     Greenwood Cemetery, Inc.                                                                     OR
     Niswonger & Reynolds, Inc.                                                                   OR
     S.E. Acquisition of Myrtle Creek, Oregon, Inc.                                               OR
     S.E. Acquisition of Reedsport, Oregon, Inc.                                                  OR
     Tabor's Desert Hills Mortuary, Inc.                                                          OR
S.E. Acquisition of Washington, Inc.                                                              WA
     E.R. Butterworth & Sons                                                                      WA

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

      Cremation Society Northwest, Inc.                                                           WA
      Evergreen Staples Funeral Chapel,Inc.                                                       WA
S.E. Australia, Inc.                                                                              LA
S.E. Mid-Atlantic, Inc.                                                                           MD
      C. J. Applegate & Sons, Inc.                                                                NY
      Bartlett-Burdette-Cox Funeral Home, Inc.                                                    WV
      Benjamin Franklin P.M., Inc.                                                                PA
      Bounds Funeral Home, Inc.                                                                   MD
      Casdorph & Curry Funeral Home, Inc.                                                         WV
      Catawba Memorial Park, Inc.                                                                 NC
      Cedar Hill Cemetery Company, Inc.                                                           MD
      Clinch Valley Memorial Cemetery, Inc.                                                       VA
      Crest Lawn Memorial Gardens, Inc.                                                           MD
      Dunbar Funeral Home                                                                         SC
      Eastern Cemetery Associates, Inc.                                                           WV
      Evans Funeral Home, Inc.                                                                    NC
      Everly Funeral Homes, Incorporated                                                          VA
      Everly PFP, Inc.                                                                            VA
      Fine Finishes, Inc.                                                                         NC
      Fort Lincoln Cemetery, Inc.                                                                 MD
      Fort Lincoln Funeral Home, Inc.                                                             MD
      Gallery Granite Corporation                                                                 MD
      Gardinier Colletti Memorial Home, Inc.                                                      NY
      Garner Family Funeral Home, Inc.                                                            GA
      Garrett-Hillcrest, Inc.                                                                     NC
      George Washington Memorial Park, Inc.                                                       PA
      Gorny & Gorny Paterson-Clifton Mortuary                                                     NJ
      Haisten Funeral Homes, Inc.                                                                 GA
      Haisten Funeral Home of Henry County, Inc.                                                  GA
      Higgins and Son Funeral Home, Inc.                                                          GA
      Hillcrest Memorial Cemetery, Inc.                                                           MD
      Hines-Rinaldi Funeral Home, Inc.                                                            MD
      Kanawha Plaza Partnership                                                                   WV
      Kirk & Nice, Inc.                                                                           PA
      Kirk & Nice Suburban Chapel, Inc.                                                           PA
      Klingel-Carpenter Mortuary, Inc.                                                            WV
      LOI Charleston, Inc.                                                                        WV
      Loudon Park Cemetery Company                                                                MD
           Druid Ridge Cemetery Company                                                           MD
      Loudon Park Funeral Home, Inc.                                                              MD
      McLaurin's Funeral Home, Inc.                                                               NC
      Monte Vista Burial Park, Inc.                                                               TN
      Monticello Memory Gardens, Inc.                                                             VA
      Murphy Funeral Service, Inc.                                                                NY
      National Exchange Trust, Ltd.                                                               WV
      National Funeral Services, Incorporated                                                     WV
      National Harmony Memorial Park, Inc.                                                        MD
      Otto Redanz Funeral Home, Inc.                                                              NY
           Cornell & Daggett, Inc.                                                                NY
      Parklawn, Inc.                                                                              MD
      The Parkwood Cemetery Company                                                               MD
           Parkwood Management Co.                                                                MD

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

     S.E. Acquisition of Clifton, New Jersey, Inc.                                                NJ
     S.E. Acquisition of Fredonia, New York, Inc.                                                 NY
     S.E. Acquisition of Malden, West Virginia, Inc.                                              WV
     S.E. Acquisition of Pennsylvania, Inc.                                                       PA
     S.E. Cemeteries of North Carolina, Inc.                                                      NC
     S.E. Cemeteries of South Carolina, Inc.                                                      SC
     S.E. Cemeteries of Virginia, Inc.                                                            VA
     S.E. Cemeteries of West Virginia, Inc.                                                       WV
     S.E. Combined Services of South Carolina, Inc.                                               SC
     S.E. Combined Services of Tennessee, Inc.                                                    TN
     S.E. Funeral Homes of North Carolina, Inc.                                                   NC
     S.E. Funeral Homes of South Carolina, Inc.                                                   SC
     S.E. Funeral Homes of Virginia, Inc.                                                         VA
     S.E. Funeral Homes of West Virginia, Inc.                                                    WV
     Simple Tribute of Maryland, Inc.                                                             MD
     Sunset Memorial Park Company                                                                 PA
          Pet Haven, Inc.                                                                         PA
     John M. Taylor Funeral Home, Inc.                                                            MD
     Taylor M. Simpson Co.                                                                        NC
     William W. Chambers, Inc.                                                                    MD
     Wilson Funeral Home, Inc.                                                                    WV
S.E. South-Central, Inc.                                                                          LA
     Cemetery Services, Inc.                                                                      WI
     D.W. Newcomer's Sons, Inc.                                                                   MO
     DWN Properties, Inc.                                                                         MO
          Funeral Security Plans, Inc.                                                            MO
     Kilgore - Green Funeral Home, Inc.                                                           AL
     Knutson Funeral Homes, Inc.                                                                  IA
     Andrew J. McGann & Son Funeral Home, Inc.                                                    IL
     Mt. Juliet Memorial Gardens, Inc.                                                            TN
     Nave Funeral Home of Lebanon, Inc.                                                           TN
     Pauley Funeral Home, Inc.                                                                    IA
     Runyan Mangold, Inc.                                                                         KS
     S.E. Acquisition of Albuquerque, New Mexico, Inc.                                            NM
     S.E. Acquisition of Blue Island, Illinois, Inc.                                              IL
     S.E. Acquisition of Boonville, Missouri, Inc.                                                MO
     S.E. Acquisition of Lithonia, Georgia, Inc.                                                  GA
     S.E. Acquisition of Muskogee, Oklahoma, Inc.                                                 OK
     S.E. Acquisition of Oak Lawn & Orland Park, Illinois, Inc.                                   IL
     S.E. Acquisition of Santa Fe, New Mexico, Inc.                                               NM
     S.E. Cemeteries of Alabama, Inc.                                                             AL
     S.E. Cemeteries of Louisiana, Inc.                                                           LA
     S.E. Combined Services of Alabama, Inc.                                                      AL
     S.E. Funeral Homes of Alabama, Inc.                                                          AL
     S.E. Funeral Homes of Louisiana, Inc.                                                        LA
     S.E. Funeral Homes of Tennessee, Inc.                                                        TN
     West Lawn Cemetery                                                                           NE
     Wisconsin Memorial Park Company, Inc.                                                        WI
          Time-Lock Insurance Agency, Inc.                                                        WI
     Wyuka Funeral Home, Inc.                                                                     NE
     Wyuka Simplicity Plan, Inc.                                                                  NE
Simple Tribute, Inc.                                                                              LA

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

      S.E. of Maryland, Inc.                                                                      MD
      Simple Tribute of Florida, Inc.                                                             FL
      Simple Tribute of Tennessee, Inc.                                                           TN
 Stewart Enterprises (Europe), Inc.                                                               LA
 Stewart Resource Center, Inc.                                                                    LA
 Stewart Services, Inc.                                                                           LA
 Stewart Worldwide N.V.                                                                       Netherlands
      Stewart International (Netherlands) B.V.                                                Netherlands
           Stewart Cementerios Puerto Rico Holding II B.V.                                    Netherlands
                 Empresas Stewart-Cementerios                                                 Puerto Rico
                 Stewart Cementerios Puerto Rico Holding I B.V.                               Netherlands
           Stewart Funerarias Puerto Rico Holding II B.V.                                     Netherlands
                 Empresas Stewart - Funerarias                                                Puerto Rico
                 Stewart Funerarias Puerto Rico Holding I B.V.                                Netherlands
           Stewart Simplicity Plan of Puerto Rico Holding II B.V.                             Netherlands
                 Stewart Simplicity Plan of Puerto Rico Holding I B.V.                        Netherlands
                 The Simplicity Plan of Puerto Rico                                           Puerto Rico
 Strong & Burns Funeral Home, Inc.                                                                NY

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